UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2018

Fiserv, Inc.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)
(262) 879-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 23, 2018. At that meeting, the Company’s shareholders voted on five matters as follows:

Election of Directors

The Company’s shareholders elected ten directors to serve until the annual meeting of shareholders in 2019 and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Alison Davis	334,268,075	718,702	42,398,526
Harry F. DiSimone	332,844,812	2,141,965	42,398,526
John Y. Kim	334,176,613	810,164	42,398,526
Dennis F. Lynch	329,579,361	5,407,416	42,398,526
Denis J. O’Leary	329,607,664	5,379,113	42,398,526
Glenn M. Renwick	332,754,340	2,232,437	42,398,526
Kim M. Robak	327,770,247	7,216,530	42,398,526
JD Sherman	334,215,149	771,628	42,398,526
Doyle R. Simons	327,094,463	7,892,314	42,398,526
Jeffery W. Yabuki	333,437,301	1,549,476	42,398,526

Approval of Performance Goals

The Company’s shareholders approved the material terms of the performance goals under the Amended and Restated Fiserv, Inc. 2007 Omnibus Incentive Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
322,686,658	11,734,896	565,223	42,398,526

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2018 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
314,201,155	20,031,022	754,600	42,398,526

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by the following votes:

Votes For	Votes Against	Abstentions
371,343,899	5,613,218	428,186

Shareholder Proposal Relating to Executive Pay Confidential Voting

The Company’s shareholders rejected a shareholder proposal requesting the board of directors to adopt a by-law to provide for executive pay confidential voting by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,650,557	323,882,838	1,453,382	42,398,526

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits. The exhibit set forth in the following Exhibit Index is being filed herewith:

EXHIBIT INDEX

Exhibit Number	Description
10.1	Non-Employee Director Compensation Schedule

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 24, 2018	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer